1998 semiannual report



IDS
Strategy
Aggressive
Fund


(icon of) chess piece

The goal of IDS Strategy Aggressive Fund, a part of IDS Strategy Fund, Inc., is long-term growth of capital. The Fund invests primarily in common stocks that are selected for their above-average growth potential.


     American Express Financial Advisors


     Distributed by American Express Financial Advisors Inc.

(icon of) chess piece

Corporate climbers

All rapidly growing companies pass through various stages. During their middle stage, they're known in the investment world as "mid-caps." Stocks of such companies, which are the main focus of this Fund, offer investors an attractive combination: the potential for above-average corporate growth without the initial risks that are inherent in brand-new businesses.


Contents

From the chairman                            3
From the portfolio manager                   3
The Fund's ten largest holdings              5
Financial statements                         6
Notes to financial statements                9
Investments in securities                   24
Board members and officers                  27
IDS mutual funds                            28

 To our shareholders



     From the chairman

     If you're an experienced investor, you know that the past 12 months was a highly volatile period in many financial markets. But history tells us that substantial market moves are nothing new. Though they're often unpredictable, declines -- whether they're brief or long-lasting, moderate or substantial -- are always a possibility.

     That potential for such volatility reinforces the need for investors to periodically review their long-term goals and examine whether their investment program remains on track to achieving them. Your quarterly investment statements are one part of that monitoring process. The other is a meeting with your American Express financial advisor. That becomes even more important if there's a major change in your financial situation or in the financial markets.





      William R. Pearce
      (picture of) William R. Pearce
      William R. Pearce
      Chairman of the board

     From the portfolio manager

     A sharp decline in the U.S. stock market resulted in a substantial loss for IDS Strategy Aggressive Fund during the first half of the fiscal year. For the six months -- April through September 1998 -- the value of the Fund's Class A shares fell 15.3%.

     The investment environment was still positive as the period began: inflation remained low; long-term interest rates were down; and corporate profits continued to be reasonably strong. Against that backdrop, the stock market, though still quite volatile, made its way to higher ground by mid-summer.

     It was then that a second bout of the "Asian flu" (the financial crisis that ran through Southeast Asia in the fall of 1997) hit, this time in Russia and Latin America. Already fearful that profits of U.S. companies would decline as a result of reduced exports to Asia, investors took this latest outbreak a sure sell signal. As a result, the Dow Jones Industrial Average fell by nearly 20% from mid-July to the end of August.

     Much of the downturn was concentrated in technology and financial services stocks, two groups that composed a substantial portion of the Fund's portfolio. A moderate rebound by the market in the following month concluded the period on a positive note, but it couldn't prevent the market from recording its worst quarterly performance (July through September) since 1990.

     Some portfolio shifts

     Like most aggressive stock funds, there was essentially no place for this one to hide during the decline. I did sell some stocks, mainly in telecommunications equipment and financial services, that appeared especially vulnerable to slower economic growth. I also reduced holdings among oil-services stocks, which struggled in the wake of falling oil prices. One benefit of those sales was that they greatly reduced a capital gain that had built up in the Fund and would have resulted in a large taxable distribution to shareholders at the end of 1998.

     At period-end, there were about 90 stocks in the portfolio, compared with about 100 six months earlier. That number may come down somewhat, as I think a more concentrated portfolio has better potential for gain. The mix of the holdings is largely the same; the largest exposure is to the technology and health care sectors, which continue to offer the best earnings-growth potential, followed by financial services.

     There's  also  about 12% of the  portfolio  in cash  reserves  at this time
     (mid-October). That means there's money available to take advantage of lower prices on stocks of companies that continue to look quite promising. Sooner or later, stocks will get back on the positive track, and my goal is to position the Fund to make the most of that opportunity.




     Louis Giglio
     (picture of) Louis Giglio
     Louis Giglio
     Portfolio Manager

     To our shareholders



Class A
 6-month performance

(All figures per share)

Net asset value (NAV)

Sept. 30, 1998      $   18.79

March 31, 1998      $   22.12

Decrease            $    3.33


Distributions
April 1, 1998 - Sept. 30, 1998


From income         $    --

From capital gains  $    --

Total distributions $    --

Total return*          -15.3%**



Class B
 6-month performance

(All figures per share)

Net asset value (NAV)

Sept. 30, 1998      $   18.17

March 31, 1998      $   21.48

Decrease            $    3.31


Distributions
April 1, 1998 - Sept. 30, 1998


From income         $    --

From capital gains  $    --

Total distributions $    --

Total return*          -15.7%**



Class Y
 6-month performance

(All figures per share)

Net asset value (NAV)

Sept. 30, 1998      $   18.87

March 31, 1998      $   22.22

Decrease            $    3.35


Distributions
April 1, 1998 - Sept. 30, 1998


From income         $    --

From capital gains  $    --

Total distributions $    --

Total return*          -15.3%**



     *The prospectus discusses the effect of the sales charge, if any, on the various classes.

     **The total return is a hypothetical investment in the Fund with all distributions reinvested.

 The Fund's ten largest holdings



                                              Percent                Value
                               (of Fund's net assets)     (as of Sept. 30, 1998)

       HBO & Co                                 5.78%          $68,300,925

       Paychex                                  4.42            52,201,231

       Cisco Systems                            4.38            51,695,338

       PeopleSoft                               3.35            39,600,224

       Robert Half Intl                         2.84            33,550,209

       BMC Software                             2.77            32,722,050

       Clear Channel Communications             2.45            28,975,000

       Watson Pharmaceuticals                   2.42            28,531,650

       Outdoor Systems                          2.32            27,421,875

       Health Management Associates Cl A        2.16            25,550,000


     For further detail about these holdings, please refer to the section entitled "Investments in securities" herein.


     (icon of) pie chart


     The ten holdings listed here make up 32.89% of the Fund's net assets



 Financial statements



      Statement of assets and liabilities
      IDS Strategy Aggressive Fund
      Sept. 30, 1998

                                  Assets

                                                                                                   (Unaudited)
 Investments in securities, at value (Note 1)
      (identified cost $840,898,783)                                                            $1,176,599,203
 Dividends and accrued interest receivable                                                             201,147
 Receivable for investment securities sold                                                           9,396,959
                                                                                                     ---------
 Total assets                                                                                    1,186,197,309
                                                                                                 -------------

                                  Liabilities

 Disbursements in excess of cash on demand deposit                                                   1,040,790
 Payable for investment securities purchased                                                         3,909,506
 Accrued investment management services fee                                                             19,870
 Accrued distribution fee                                                                               14,501
 Accrued service fee                                                                                     5,839
 Accrued administrative services fee                                                                     1,638
 Accrued transfer agency fee                                                                             5,939
 Other accrued expenses                                                                                 25,159
                                                                                                        ------
 Total liabilities                                                                                   5,023,242
                                                                                                     ---------
 Net assets applicable to outstanding capital stock                                             $1,181,174,067
                                                                                                ==============

                                  Represented by

 Capital stock-- $.01 par value (Note 1)                                                        $      641,045
 Additional paid-in capital                                                                        810,254,888
 Investment loss-- net                                                                              (7,259,176)
 Accumulated net realized gain (loss)                                                               41,836,890
 Unrealized appreciation (depreciation) on investments and on
      translation of assets and liabilities in foreign currencies                                  335,700,420
                                                                                                   -----------
 Total-- representing net assets applicable to outstanding capital stock                        $1,181,174,067
                                                                                                ==============
 Net assets applicable to outstanding shares:             Class A                               $  496,191,994
                                                          Class B                               $  684,980,299
                                                          Class Y                               $        1,774
 Net asset value per share of outstanding capital stock:  Class A shares      26,414,182        $        18.79
                                                          Class B shares      37,690,196        $        18.17
                                                          Class Y shares              94        $        18.87

     See accompanying notes to financial statements.




      Statement of operations
      IDS Strategy Aggressive Fund
      Six months ended Sept. 30, 1998


                                  Investment income

                                                                                                   (Unaudited)
 Income:
 Dividends                                                                                       $   1,596,646
 Interest                                                                                            1,091,293
      Less foreign taxes withheld                                                                       (6,574)
                                                                                                        ------
 Total income                                                                                        2,681,365
                                                                                                     ---------
 Expenses (Note 2):
 Investment management services fee                                                                  4,071,114
 Distribution fee -- Class B                                                                         3,104,146
 Transfer agency fee                                                                                 1,042,490
 Incremental transfer agency fee-- Class B                                                              41,205
 Service fee
      Class A                                                                                          468,889
      Class B                                                                                          715,937
 Administrative services fees and expenses                                                             343,425
 Compensation of board members                                                                           5,258
 Custodian fees                                                                                         71,330
 Postage                                                                                                57,756
 Registration fees                                                                                      26,712
 Reports to shareholders                                                                                16,575
 Audit fees                                                                                             10,500
 Other                                                                                                   5,714
                                                                                                         -----
 Total expenses                                                                                      9,981,051
      Earnings credits on cash balances (Note 2)                                                       (40,510)
 Total net expenses                                                                                  9,940,541
                                                                                                     ---------
 Investment income (loss) -- net                                                                    (7,259,176)
                                                                                                    ----------

                                  Realized and unrealized gain (loss) -- net

 Net realized gain (loss) on investments (Note 3)                                                   20,901,157
 Net change in unrealized appreciation (depreciation) on investments
      and on translation of assets and liabilities in foreign currencies                          (226,291,336)
                                                                                                  ------------
 Net gain (loss) on investments and foreign currencies                                            (205,390,179)
                                                                                                  ------------
 Net increase (decrease) in net assets resulting from operations                                 $(212,649,355)
                                                                                                 =============


     See accompanying notes to financial statements.




     Financial statements


      Statements of changes in net assets
      IDS Strategy Aggressive Fund



                                  Operations and distributions

                                                                          Sept. 30, 1998        March 31, 1998
                                                                        Six months ended            Year ended
                                                                             (Unaudited)
 Investment income (loss)-- net                                           $   (7,259,176)       $  (11,803,234)
 Net realized gain (loss) on investments                                      20,901,157           154,471,744
 Net change in unrealized appreciation (depreciation) on investments
      and on translation of assets and liabilities in foreign currencies    (226,291,336)          336,920,376
                                                                            ------------           -----------
 Net increase (decrease) in net assets resulting from operations            (212,649,355)          479,588,886
                                                                            ------------           -----------
 Distributions to shareholders from:
      Net realized gains
            Class A                                                                   --           (83,874,202)
            Class B                                                                   --          (140,309,083)
            Class Y                                                                   --                  (307)
                                                                                     ---                  ----
 Total distributions                                                                  --          (224,183,592)
                                                                                     ---          ------------

                                  Capital share transactions (Note 4)

 Proceeds from sales
      Class A shares (Note 2)                                                318,474,429           340,431,367
      Class B shares                                                          31,517,127            66,677,585
 Reinvestment of distributions at net asset value
      Class A shares                                                                  --            82,381,141
      Class B shares                                                                  --           139,598,839
      Class Y shares                                                                  --                   307
 Payments for redemptions
      Class A shares                                                        (279,786,583)         (355,498,254)
      Class B shares (Note 2)                                               (116,391,093)         (211,275,232)
                                                                            ------------          ------------
 Increase (decrease) in net assets from capital share transactions           (46,186,120)           62,315,753
                                                                             -----------            ----------
 Total increase (decrease) in net assets                                    (258,835,475)          317,721,047
 Net assets at beginning of period                                         1,440,009,542         1,122,288,495
                                                                           -------------         -------------
 Net assets at end of period                                              $1,181,174,067        $1,440,009,542
                                                                          ==============        ==============


     See accompanying notes to financial statements.


     Notes to financial statements

      IDS Strategy Aggressive Fund
      (Unaudited as to Sept. 30, 1998)


  1

Summary of
significant
accounting policies


     The Fund is a series of IDS Strategy Fund, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock. The Fund invests primarily in common stocks that are selected for their above-average growth potential. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A shares during the ninth calendar year of ownership. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

     All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses)  differs  among  classes.  Income,  expenses  (other  than  class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

     Significant accounting policies followed by the Fund are summarized below:

     Use of estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

     Valuation of securities

     All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

     Option transactions

     In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

     Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

     Futures transactions

     In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

     Foreign currency translations and
     foreign currency contracts

     Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

     The Fund may enter into forward  foreign  currency  exchange  contracts for
     operational   purposes  and  to  protect  against  adverse   exchange  rate
     fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

     Federal taxes

     Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

     Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

     Dividends to shareholders

     An annual dividend declared and paid by the end of the calendar year from net investment income, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

     Other

     Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.


  2

Expenses and
sales charges


     Effective March 20, 1995, the Fund entered into agreements with American Express Financial Corporation (AEFC) for managing its portfolio and providing administrative services. Under its Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.6% to 0.5% annually.

     Under its Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.03% annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, organizational expenses and any other expenses properly payable by the Fund and approved by the board.

     Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

    o Class A $15
    o Class B $16
    o Class Y $15

     Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

     Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares and 0.10% of the Fund's average daily net assets attributable to Class Y shares.

     Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $383,236 for Class A and $206,539 for Class B for the six months ended Sept. 30, 1998. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

     During the six months ended Sept. 30, 1998, the Fund's custodian and transfer agency fees were reduced by $40,510 as a result of earnings credits from overnight cash balances.


  3

Securities
transactions


     Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $407,557,765 and $559,497,934, respectively, for the six months ended Sept. 30, 1998. Realized gains and losses are determined on an identified cost basis.

     Brokerage commissions paid to brokers affiliated with AEFC were $58,457 for the six months ended Sept. 30, 1998.

     Income from securities lending amounted to $2,013 for the six months ended Sept. 30, 1998. The risks to the fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

  4

Capital share
transactions


     Transactions in shares of capital stock for the periods indicated are as follows:

                                         Six months ended Sept. 30, 1998
                                       Class A        Class B     Class Y


      Sold                          14,420,220      1,537,808          --

      Issued for reinvested                 --             --          --
        distributions

      Redeemed                     (12,768,448)    (5,378,230)         --


      Net increase (decrease)        1,651,772     (3,840,422)         --


                                             Year ended March 31, 1998
                                       Class A        Class B     Class Y


      Sold                          16,117,055      3,275,267          --

      Issued for reinvested          4,427,898      7,710,962          16
        distributions

      Redeemed                     (16,805,791)   (10,293,611)         --


      Net increase (decrease)        3,739,162        692,618          16



     Notes to financial statements


     IDS Strategy Aggressive Fund


5
Financial
highlights

     The  tables  below  show  certain  important   financial   information  for
     evaluating the Fund's results.

     Fiscal period ended March 31,

     Per share income and capital changes(a)

                                                                               Class B
                                  1998b      1998      1997      1996      1995      1994      1993      1992     1991      1990

Net asset value,                 $21.48    $18.04    $18.83    $14.90    $14.39    $15.12    $15.37    $13.73   $12.42     $9.98
beginning of period

                                  Income from investment operations:
Net investment income (loss)      (.15)     (.18)     (.18)     (.18)     (.05)     (.14)     (.11)     (.03)      .15       .01
Net gains (losses)               (3.16)      7.57       .52      5.21       .71       .83       .61      2.35     2.01      2.43
(both realized and unrealized)

Total from investment            (3.31)      7.39       .34      5.03       .66       .69       .50      2.32     2.16      2.44
operations

                                   Less distributions:
Dividends from net                   --        --        --        --        --        --        --     (.01)    (.16)        --
investment income

Distributions from                   --    (3.95)    (1.13)    (1.10)     (.15)    (1.42)     (.75)     (.67)    (.69)        --
realized gains

Total distributions                  --    (3.95)    (1.13)    (1.10)     (.15)    (1.42)     (.75)     (.68)    (.85)        --
Net asset value,                 $18.17    $21.48    $18.04    $18.83    $14.90    $14.39    $15.12    $15.37   $13.73    $12.42
end of period

                                   Ratios/supplemental data
                                                                               Class B

                                  1998b      1998      1997      1996      1995      1994      1993      1992     1991      1990

Net assets, end of                 $685      $892      $737      $710      $776      $652      $582      $473     $352      $283
period (in millions)

Ratio of expenses to             1.75%d     1.77%     1.80%     1.85%     1.80%     1.71%     1.75%     1.62%    1.61%     1.49%
average daily net assets(c)

Ratio of net income (loss) to   (1.36%)d   (1.21%)    (.91%)    (.77%)    (.41%)    (.99%)    (.82%)    (.27%)   1.17%      .14%
average daily net assets

Portfolio turnover rate             36%       95%       80%      101%      111%       55%       49%       52%      64%       33%
(excluding short-term
securities)

Total return(e)                 (15.7%)     45.1%      1.2%     34.1%      4.7%      4.1%      3.2%     16.8%    18.9%     24.4%
Average brokerage                $.0571    $.0262    $.0245        --        --        --        --        --       --        --
commission rate(f)


a  For a share outstanding throughout the period. Rounded to the nearest cent.
b  Six months ended Sept. 30, 1998 (Unaudited).
c Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
d  Adjusted to an annual basis.
e  Total return does not reflect payment of a sales charge.
f Effective fiscal year 1997, the Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.





     Fiscal period ended March 31,

     Per share income and capital changes(a)

                                                    Class A                                         Class Y
                               1998c    1998      1997      1996      1995b      1998c      1998       1997     1996     1995b
Net asset value,              $22.12  $18.34    $18.99    $14.91     $14.87     $22.22    $18.40     $19.16   $14.89    $15.19
beginning of period

                               Income from investment operations:
Net investment income (loss)   (.06)   (.03)      (.03)       --        .01       (.06)       --        --       .03        --

Net gains (losses)            (3.27)   7.76        .51      5.18        .03      (3.29)     7.77       .37      5.34      (.30)
(both realized
and unrealized)

Total from investment         (3.33)   7.73        .48      5.18        .04      (3.35)     7.77       .37      5.37      (.30)
operations

                                 Less distributions:
Distributions from               --   (3.95)     (1.13)    (1.10)        --         --     (3.95)    (1.13)    (1.10)       --
realized gains


Net asset value,             $18.79  $22.12     $18.34    $18.99     $14.91     $18.87    $22.22    $18.40    $19.16    $14.89
end of period

                                 Ratios/supplemental data
                                                   Class A                                           Class Y
                              1998c    1998       1997      1996      1995b      1998c      1998       1997     1996     1995b
Net assets, end of             $496    $548       $386      $348         $7        $--       $--        $--      $--       $--
period (in millions)

Ratio of expenses to         1.00%e   1.01%      1.04%     1.07%     1.18%e      .91%e       .88%      .85%     .92%      --%f
average daily net assets(d)

Ratio of net income (loss)  (.60%)e  (.45%)      (.15%)      --%     1.26%e    (.52%)e      (.35%)     .03%     .12%      --%f
to average daily net assets

Portfolio turnover rate         36%     95%        80%      101%       111%        36%        95%       80%     101%      111%
(excluding short-term securities)

Total return(g)              (15.3%)   46.2%      2.0%     35.1%       .04%     (15.3%)     46.3%      2.2%    35.3%     (2.0%)

Average brokerage            $.0571   $.0262    $.0245        --         --     $.0571     $.0262    $.0245       --        --
commission rate(h)

a  For a share outstanding throughout the period. Rounded to the nearest cent.
b  Inception date was March 20, 1995.
c  Six months ended Sept. 30, 1998 (Unaudited).
d Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
e  Adjusted to an annual basis.
f Ratios of expenses and net investment income to average daily net assets is not presented for Class Y as only one share was outstanding during the period.
g  Total return does not reflect payment of a sales charge.
h Effective fiscal year 1997, the Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.


     Investments in securities



     IDS Strategy Aggressive Fund
     Sept. 30, 1998 (Unaudited)


                                                      (Percentages represent
                                                        value of investments
                                                      compared to net assets)


 Common stocks (87.7%)
Issuer                       Shares        Value(a)

 Airlines (0.3%)
 SkyWest                    200,000      $3,825,000


 Automotive & related (0.3%)
 Central Parking             79,100       3,984,663


 Banks and savings & loans (3.6%)
 Astoria Financial          165,000       6,950,625
 Centura Banks              139,850       8,793,069
 Crestar Financial          297,800      16,900,150
 Washington Mutual          306,000      10,327,500
 Total                                   42,971,344


 Building materials & construction (0.9%)
 Building One Services      100,000       1,237,500
 Fairfield Communities      200,000(b)    2,000,000
 Martin Marietta Materials  158,300       6,836,581
 Total                                   10,074,081

 Chemicals (0.8%)
 Waste Management           200,000(b)    9,612,500


 Commercial finance (2.2%)
 Finova Group               509,200      25,428,175


 Communications equipment & services (3.0%)
 American Tower Cl A        400,000      10,200,000
 Ascend Communications      300,000(b)   13,650,000
 Tellabs                    300,000(b)   11,943,750
 Total                                   35,793,750

 Computers & office equipment (24.3%)
 BEA Systems                250,000(b)    5,406,250
 BMC Software               544,800(b)   32,722,050
 CBT Group Public ADR       400,000 (c)   5,400,000
 Cisco Systems              836,325(b)   51,695,338
 Compuware                  142,300(b)    8,377,913
 CSG Systems Intl           100,000(b)    4,425,000
 Documentum                 125,000(b)    4,953,125
 Edwards (JD) & Co          200,000       9,600,000
 Fiserv                     205,800(b)    9,479,663
 FORE Systems               250,000       4,156,250
 Intuit                     200,000(b)    9,312,500
 JDA Software Group         300,000       4,143,750
 Legato Systems             100,000(b)    5,137,500
 Maxtor                   1,150,000      10,062,500
 Metzler Group              200,000(b)    6,850,000
 Network Associates         600,000(b)   21,300,000
 PeopleSoft               1,213,800(b)   39,600,224
 Platinum Technology        300,000(b)    5,400,000
 Policy Management Systems  150,000(b)    6,075,000
 Sterling Commerce          500,000(b)   17,312,500
 Veritas Software           262,500(b)   14,503,125
 Whittman-Hart              600,000(b)   11,025,000
 Total                                  286,937,688

 Electronics (0.8%)
 Amkor Technology           450,000       2,193,750
 Etec Systems               100,000(b)    2,606,250
 Uniphase                   100,000(b)    4,100,000
 Total                                    8,900,000

 Energy (0.6%)
 Anadarko Petroleum         183,200       7,202,050


 Financial services (5.9%)
 Heller Financial           250,000       6,000,000
 Knight/Trimark Group Cl A  375,000       3,093,750
 Mutual Risk Management     250,000(c)    8,843,750
 Paychex                  1,012,388      52,201,231
 Total                                   70,138,731


 Food (0.2%)
 Aurora Foods               175,000       2,406,250


 Health care (5.7%)
 Arterial Vascular Engineering200,000(b)  7,400,000
 Elan ADR                   169,200(b,c) 12,192,975
 Guidant                    150,000      11,137,500
 Sofamor Danek Group         95,600(b)    8,508,400
 Watson Pharmaceuticals     562,200(b)   28,531,650
 Total                                   67,770,525

 Health care services (10.9%)
 Cardinal Health            150,000      15,487,500
 HBO & Co                 2,365,400      68,300,925
 Health Management
    Associates Cl A       1,400,000(b)   25,550,000
 Sunrise Assisted Living    350,000      12,009,375
 Total Renal Care Holdings  300,000(b)    7,200,000
 Total                                  128,547,800


 Insurance (2.3%)
 ACE439,500(c)           13,185,000
 UNUM                       279,700      13,897,594
 Total                                   27,082,594


 Leisure time & entertainment (1.2%)
 Carnival Cl A              250,000       7,953,125
 Royal Caribbean Cruises    250,000       6,640,625
 Total                                   14,593,750


 Media (7.6%)
 Chancellor Media           600,000(b)   20,025,000
 Clear Channel
    Communications          610,000(b)   28,975,000
 Outdoor Systems          1,406,250(b)   27,421,875
 Univision Communications
    Cl A                    450,000(b)   13,387,500
 Total                                   89,809,375


 Miscellaneous (0.3%)
 Software AG Systems        200,000      $3,400,000


 Multi-industry conglomerates (5.8%)
 AccuStaff                  350,000(b)    5,096,875
 Interim Services           400,000(b)    8,225,000
 Robert Half Intl           776,850(b)   33,550,209
 Tyco Intl                  400,000(c)   22,100,000
 Total                                   68,972,084


 Restaurants & lodging (0.6%)
 Papa John's Intl           200,000(b)    6,600,000


 Retail (7.0%)
 Bed Bath & Beyond          300,000(b)    7,012,500
 CDW Computer Centers       298,500(b)   15,895,125
 Consolidated Stores        189,700(b)    3,722,863
 Dollar General             218,750       5,824,219
 Kohl's                     300,000(b)   11,700,000
 Office Depot               500,000(b)   11,218,750
 Rite Aid                   584,820      20,761,109
 Stage Stores               515,700(b)    6,285,094
 Total                                   82,419,660


 Transportation (0.6%)
 Kansas City Southern Inds  214,900       7,521,500


 Utilities -- telephone (2.7%)
 Cincinnati Bell            275,000       7,150,000
 COLT Telecom Group ADR     327,400(c)   11,131,600
 Intermedia Communications  339,800(b)    8,346,338
 Qwest Communications Intl  150,000       4,696,875
 Total                                   31,324,813


 Total common stocks
 (Cost: $699,650,432)                $1,035,316,333



 Preferred stock & other (0.6%)
Issuer                       Shares        Value(a)

 Jan Bell
    Warrants                  2,473             $19
 Sinclair Broadcast Group
    Cv                      138,000       6,693,000


 Total preferred stock & other
 (Cost: $6,658,500)                      $6,693,019




 Short-term securities (11.4%)
Issuer      Annualized          Amount     Value(a)
              yield on      payable at
               date of        maturity
               purchase

 U.S. government agencies (4.6%)
 Federal Home Loan Mtge Corp Disc Nts
    10-02-98      5.46%     $4,900,000   $4,899,260
    10-08-98      5.45       6,788,000    6,780,826
    10-28-98      5.32      11,000,000   10,956,275
    10-30-98      5.19      11,500,000   11,452,106
    11-12-98      5.15      12,300,000   12,226,527
 Federal Natl Mtge Assn Disc Nt
    10-09-98      5.45       8,200,000    8,190,087
 Total                                   54,505,081


 Commercial paper (5.8%)
 CAFCO
    11-06-98      5.53       1,700,000(d) 1,690,667
 Delaware Funding
    10-13-98      5.55         800,000(d)   798,528
 Fleet Funding
    10-13-98      5.56       4,800,000(d) 4,791,168
 Gannett
    10-20-98      5.52       6,000,000    5,982,615
 Glaxo Wellcome
    10-27-98      5.54       8,800,000(d) 8,764,917
 Goldman Sachs Group
    10-15-98      5.55       2,100,000    2,095,492
 GTE Funding
    10-29-98      5.27       8,800,000    8,764,068
 Household Finance
    11-02-98      5.53       6,600,000    6,567,733
 Motorola
    11-24-98      5.24      13,400,000   13,295,480
 Pfizer
    11-02-98      5.53       6,400,000(d) 6,368,711
 Procter & Gamble
    11-09-98      5.23       3,300,000    3,281,410
 UBS Finance (Delaware)
    10-05-98      5.55       4,100,000    4,097,495
 Xerox Credit
    10-05-98      5.53       1,300,000    2,298,593
 Total                                   68,796,876


 Letter of credit (1.0%)
 Bank of America-
     AES Hawaii
    10-08-98      5.53      11,300,000   11,287,893


 Total short-term securities
 (Cost: $134,589,851)                  $134,589,851


 Total investments in securities
 (Cost: $840,898,783)(e)             $1,176,599,203




 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Sept. 30, 1998, the value of foreign securities represented 6.17% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) At Sept. 30, 1998, the cost of securities for federal income tax purposes was approximately $840,899,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:





Unrealized appreciation.........................................$394,429,000
Unrealized depreciation..........................................(58,729,000)
Net realized appreciation.......................................$335,700,000

          Board members and officers

                 Independent board members and officers

Chairman         William  R.  Pearce*
of the board     Chairman of the board,  Board  Services  Corporation  (provides administrative services to boards including the boards of the IDS and IDSLife funds and Master Trust portfolios).

                 H.  Brewster  Atwater,  Jr.
                 Former chairman and chief executive officer, General Mills, Inc.

                 Lynne  V.  Cheney
                 Distinguished fellow, American Enterprise Institute for Public Policy Research.

                 Heinz F. Hutter
                 Former president and chief operating officer, Cargill, Inc.

                 Anne P. Jones
                 Attorney and telecommunications consultant.

                 Alan K. Simpson
                 Former United States senator for Wyoming.

                 Edson W. Spencer
                 Retired chairman and chief executive officer, Honeywell, Inc.

                 Wheelock Whitney
                 Chairman, Whitney Management Company.

                 C. Angus Wurtele
                 Chairman of the board, The Valspar Corporation.

                 Officer

Vice president,  Leslie L. Ogg*
general counsel  President of Board Services Corporation.
and secretary


                 Board members and officers associated with AEFC

President        John R. Thomas*
                 Senior vice president, AEFC.

                 William  H.  Dudley*
                 Senior  advisor  to the  chief  executive officer, AEFC.

                 David R. Hubers*
                 President and chief executive officer, AEFC.


                 Officers associated with AEFC

Vice president   Peter J. Anderson*
                 Senior vice  president,  AEFC

Vice president   Frederick C. Quirsfeld*
                 Vice president, AEFC


* Interested person as defined by the Investment Company Act of 1940.

IDS mutual funds

Global/International funds

Funds in this group seek capital growth and/or income by investing primarily in foreign securities. Foreign investments may be subject to currency fluctuations and political and economic risks of the countries in which the investments are made. They are high risk mutual funds with a potential for high reward.

IDS Emerging Markets Fund

Invests in a Portfolio comprised primarily of stocks of companies in developing countries throughout the world that are believed to offer growth potential. Seeks to provide long-term growth of capital.

(icon of) world with countries

IDS Global Growth Fund

Invests in a Portfolio comprised primarily of stocks of companies throughout the world that are positioned to meet market needs in a changing world economy. These companies offer above-average potential for long-term growth.

(icon of) world

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The Fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Global Balanced Fund

Invests in stocks and bonds in, for the most part, major markets throughout the world, including the U.S. Seeks to provide a balance of growth of capital and current income.

(icon of) scale of globes

IDS Global Bond Fund

Invests in a Portfolio comprised primarily of debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe


Growth funds

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

IDS Precious Metals Fund

Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. A highly aggressive and speculative fund that seeks long-term growth of capital.

(icon of) cart of precious gems

IDS Discovery Fund

Invests in small- and medium-size, growth-oriented companies emphasizing technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Small Company Index Fund

Invests in all or a representative group of the equity securities comprising the S&P SmallCap 600 Index, as it strives to provide long-term capital appreciation.

(icon of) building

IDS Strategy Aggressive Fund

Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the S&P 500 Stock Index.

(icon of) chess piece

IDS Research Opportunities Fund

Invests in a Portfolio comprised primarily of equity securities of companies included in the S&P 500 Stock Index that are believed to have strong growth potential. The Portfolio is managed using a research methodology by the Research Department of AEFC. Goal is long-term appreciation.

(icon of) magnifying glass

IDS Growth Fund

Invests in a Portfolio comprised primarily of companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

(icon of) trees

IDS New Dimensions Fund

Invests in a Portfolio comprised primarily of companies with significant growth potential due to superiority in technology, marketing or management. The Fund frequently changes its industry mix.

(icon of) dimension

IDS Progressive Fund

Invests primarily in undervalued common stocks. The Fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star


Growth & income funds

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest. Foreign investments may be subject to currency fluctuations and political and economic risks of the countries in which the investments are made.

IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks that generaly pay dividends and bonds. Seeks growth of capital and income.

(icon of) three pine trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

(icon of) ribbon

IDS Managed Allocation Fund

Invests in a Portfolio comprised primarily of U.S. equity securities, U.S. and foreign debt securities, foreign equity securities and money market instruments. The Fund provides diversification among these major investment categories and has a target mix that represents the way the Fund's investments will be allocated over the long term. Seeks maximum total return.

(icon of) gyroscope

IDS Stock Fund

Invests in a Portfolio comprised primarily of common stock of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers

IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) light bulb

IDS Diversified Equity Income Fund

Invests in a Portfolio comprised primarily in high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

(icon of) two puzzle pieces

IDS Mutual

Invests in a Portfolio that seeks to balance between common stocks and senior securities (preferred stocks and bonds). Seeks a balance of growth of capital and current income.

(icon of) scale of justice


Income funds

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income. Secondary objective is capital growth. Risk varies by bond quality.

IDS Extra Income Fund

Invests in a Portfolio comprised mainly of long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

(icon of) two coins

IDS Bond Fund

Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

(icon of) Greek column

IDS Selective Fund

Invests in a Portfolio comprised primarily of high-quality corporate bonds and other highly rated debt instruments including government securities and short-term investments. Seeks current income and preservation of capital.

(icon of) skyline

IDS Federal Income Fund

Invests in a Portfolio comprised primarily of securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) shield with eagle head


Tax-exempt income funds

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax, but a portion of the income may be subject to state and local taxes. Risk varies by bond quality.

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column

IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the Fund but does not guarantee the market value of the Fund's shares.

(icon of) shield with star

IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

(icon of) shield with U.S. enclosed

IDS High Yield Tax-Exempt Fund

Invests in a Portfolio comprised primarily of medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

(icon of) shield with basket of apples enclosed

IDS Intermediate Tax-Exempt Fund

Invests in mainly investment-grade bonds and other debt securities with intermediate-term maturities issued by state and local government units. Goal is to seek a high level of current income exempt from federal taxes.

(icon of) shield with tree enclosed


Money market funds

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. An investment in these funds is neither insured nor guaranteed by the U.S. government, and there can be no assurance that these funds will be able to maintain a stable net asset value of $1.00 per share. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposit (CDs) and other bank securities.

(icon of) piggy bank

IDS Tax-Free Money Fund

Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

(icon of) shield with piggy bank enclosed

For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus by contacting your financial advisor or writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534. Read it carefully before you invest or send money.

Quick telephone reference*

American Express            Redemptions and exchanges,       National/Minnesota
Financial Advisors          dividend payments or                   800-437-3133
Telephone Transaction       reinvestments and automatic
Service                     payment arrangements           Mpls./St. Paul area:
                                                                   612-671-3800



TTY Service                 For the hearing impaired               800-846-4852




American Express            Automated account information          800-862-7919
Financial Advisors          (TouchTone(R) phones only),
Easy Access Line            including current fund prices
                            and performance, account values
                            and recent account transactions



*You may experience delays when call volumes are high.

AMERICAN EXPRESS Financial Advisors


IDS Strategy Aggressive Fund
IDS Tower 10
Minneapolis, MN 55440-0010